                                                                    Exhibit 99.2

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                    FOR THE PERIOD ENDED September 25, 1999

          Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the "Debtors")
          Case Numbers: 99-726 (PJW) through 99-729 (PJW)

As President of the Debtors, I affirm to the best of my knowledge, information and belief:

1) That I have reviewed the financial statements attached hereto, consisting of:

    [X]  Consolidated Statement of Operations
    [X]  Consolidated Balance Sheet
    [X]  Consolidated Statement of Cash Flows
    [X]  Statement of Cash Receipts and Disbursements
    [X]  Accounts Receivable and Postpetition Accounts Payable Aging Statements
    [X]  Statement of Payments to Professionals

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all postpetition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no payments have been made to officers and directors of the Debtors except as authorized pursuant to orders of the Bankruptcy Court including the Order Under 11 U.S.C. (SS)105, 363 and 365 Authorizing (A) Implementation of Key Employee Retention Program, (B) Implementation of Severance Program, (C) Modification of Retirement Plans, (D) Assumption of or Entry Into Certain Employment Agreements With Key Executives, and (E) Granting Other Relief (approved on April 30, 1999).

5) That no professional fees (attorney, accountant, etc.) have been paid except as provided in the (1) Order Authorizing Retention of Professionals by Debtors in the Ordinary Course of Business (entered on March 31, 1999) or
    (2) Administrative Order 11 U.S.C. (SS)105(a) and 331 Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals (entered on March 31, 1999).


The attached monthly report was prepared by the Debtors under my direction and supervision. The Debtors verify that to the best of its knowledge, the information provided herein is true and correct.


                         /s/ Steven F. Kaplan
Dated: ____________      ______________________
                         Debtors in Possession
                         Steven F. Kaplan
                         President, Chief Operating Officer,
                         and Chief Financial Officer

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)


                          CONSOLIDATED BALANCE SHEET
                            (Dollars in Thousands)

                                                                  September 25,
                     Assets                                           1999
                     ------                                       -------------
                                                                   (Unaudited)

Current Assets:
     Cash and cash equivalents..................................      $  14,750
     Accounts receivable, less allowance of $17,268.............         61,587
     Inventories................................................         76,503
     Deferred income taxes......................................              -
     Prepaid expenses and other current assets..................         15,319
                                                                     ----------
        Total current assets....................................        168,159
                                                                     ----------


Property, Plant and Equipment, at Cost:
     Land.......................................................          5,200
     Buildings..................................................         75,148
     Machinery and equipment....................................        235,601
     Construction in progress...................................          9,457
                                                                     ----------
                                                                        325,406
     Less accumulated depreciation..............................         80,844
                                                                     ----------
                                                                        244,562
                                                                     ----------

Other Assets:
     Intagible assets, net......................................        266,851
     Prepaid expenses and other assets..........................          1,474
     Deferred income taxes......................................              -
                                                                     ----------
                                                                        268,325
                                                                     ----------
                                                                     $  681,046
                                                                     ==========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)


                          CONSOLIDATED BALANCE SHEET
                 (Dollars in Thousands, Except Per Share Data)

                                                                  September 25,
         LIABILITIES AND STOCKHOLDER'S EQUITY                         1999
         ------------------------------------                     -------------
                                                                   (Unaudited)
Current Liabilities:
     Accounts payable and accrued liabilities....................   $  68,265
     Other current liabilities...................................       1,458
                                                                    ---------
        Total current liabilities................................      69,723
                                                                    ---------


Noncurrent Liabilities:
     Other long-term liabilities.................................       1,933
                                                                    ---------
        Total noncurrent liabilities.............................       1,933
                                                                    ---------

Prepetition Secured Debt.........................................     200,500

Liabilities subject to compromise................................     464,059

Commitments and Contingencies....................................           -
                                                                    ---------
        Total liabilities........................................     736,215
                                                                    ---------

Stockholder's Equity:
     Common Stock, $.01 par value; 1,000 shares authorized,
        issued and outstanding...................................           -
     Additional paid-in capital..................................     195,751
     Accumulated deficit.........................................    (250,920)
                                                                    ---------
        Total stockholder's equity...............................     (55,169)
                                                                    ---------
                                                                    $ 681,046
                                                                    =========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)


                     CONSOLIDATED STATEMENT OF OPERATIONS
                            (Dollars in Thousands)

                                                               Five Weeks
                                                                 Ended
                                                           September 25, 1999
                                                           ------------------
                                                              (Unaudited)
Net sales................................................       $71,655
Costs and expenses:
     Cost of sales.......................................        43,694
     Selling, marketing and administrative...............        19,396
     Amortization of intangible assets...................         1,670
     Restructuring and business integration costs........             -
                                                                -------
                                                                 64,760

Income from operations...................................         6,895
     Interest expense....................................         1,619
     Reorganization charges under Chapter 11.............         1,116
                                                                -------
Income before income taxes...............................         4,160
  Provision for income taxes.............................             -
                                                                -------
Net income...............................................       $ 4,160
                                                                =======

Reconciliation to Adjusted EBITDA:
  Net income.............................................       $ 4,160
     Interest expense....................................         1,619
     Provision for income taxes..........................             -
                                                                -------
  EBIT...................................................         5,779
     Depreciation........................................         2,533
     Amortization........................................         1,670
                                                                -------
  Reported EBITDA........................................         9,982
     Reorganization charges under Chapter 11.............         1,116
     Restructuring and business integration costs........             -
                                                                -------
  Adjusted EBITDA........................................       $11,098
                                                                =======

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)


                     CONSOLIDATED STATEMENT OF CASH FLOWS
                            (Dollars in Thousands)

                                                                   Five Weeks
                                                                     Ended
                                                               September 25, 1999
                                                               ------------------
                                                                  (Unaudited)
Cash Flows from Operating Activities:
     Net income...............................................      $  4,160
          Adjustments:
          Depreciation and amortization.......................         4,203
          Gain on disposition of property, plant & equipment..          (141)
          Deferred income taxes...............................             -
          Changes in operating assets and liabilities:
               Accounts receivable............................       (11,852)
               Inventories....................................         3,003
               Prepaid expenses and other assets..............         3,134
               Accounts payable, accrued liabilities and
                liabilities subject to compromise.............        (7,300)
               Income taxes payable...........................             -
               Other liabilities..............................            25
                                                                    --------
                  Net cash used in operating activities.......        (4,768)
                                                                    --------
Cash Flows from Investing Activities:
     Proceeds on the sale of assets...........................             -
     Capital expenditures.....................................          (361)
                                                                    --------
                  Net cash used in investing activities.......          (361)
                                                                    --------
Cash Flows from Financing Activities:
     Net borrowings (repayments) on revolving credit loans....             -
     Proceeds from loans......................................             -
     Repayments of term loan..................................             -
     Payments for debt issuance costs.........................             -
     Repayment of other long-term debt........................             -
     Proceeds from capital contributions......................             -
                                                                    --------
                  Net cash provided by financing activities...             -
                                                                    --------
Decrease in cash and cash equivalents.........................        (5,129)
Cash and cash equivalents, beginning of period................        19,879
                                                                    --------
Cash and cash equivalents, end of period......................      $ 14,750
                                                                    ========

Supplemental Cash Flow Information:
     Income taxes paid........................................      $     38
                                                                    ========
     Interest paid............................................      $  2,253
                                                                    ========

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                        Statement of Cash Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
      International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW







                          DISBURSEMENTS DURING PERIOD
             (deconsolidated and excluding intradebtor transfers):


               Favorite Brands Holding Corp.           $      -

               Favorite Brands International, Inc.     $ 91,207

               Trolli Inc.                             $ 12,401

               Sather Trucking Corporation             $  1,524
                                                       --------
                        Total                          $105,132
                                                       ========

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
       International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW


                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                                                                 Favorite Brands International, Inc.
                                                                   --------------------------------------------------------------
                                                    Holdings          FBI           FBI            FBI           FBI        FBI
                                                  1st National       Bank of       Bank of      Campbell &      Chase/      Kidd
                                     BANK NAME:   Bank of Chicago    America       America        Fetter      Investment
                                     ACCOUNT #:       55-61787     81887-00953     58552174      50742-6      323-845851
                                                  --------------   -----------    ---------     ----------    ----------  -------
Beginning Bank Ledger Balance                      $        21     $   3,322      $     --       $    149      $   4,773  $   --

Receipts for Period                                                   60,522                                     194,549

Disbursements for Period                                              60,074            --                       187,549
                                                  ------------     ---------      ---------      --------      ---------  --------
Ending Bank Ledger Balance                         $        21     $   3,770      $     --       $    149      $  11,773  $     --
                                                   ===========     =========      ========        =======      =========  ========

RECONCILIATION TO GENERAL LEDGER
    Ending Bank Ledger Balance                     $        21     $   3,770      $     --        $   149      $  11,773  $     --

    Outstanding Checks                                                 4,106            --

    Deposits in Transit                                                                 --                                      (6)

    Other Reconciling Items                                            1,724             2                           926
                                                   -----------     ---------      --------        -------      ---------   -------
    Total Cash                                     $        21     $   1,388      $      2        $   149      $  12,699   $    (6)
                                                   ===========     =========      ========        =======      =========   =======

                                                                       Favorite Brands International, Inc.
                                             --------------------------------------------------------------------------------
                                                FBI          Farley        Farley         Farley       Farley         Farley
                                             Petty Cash     Bank of        Bank of        Bank of    Merrill Lynch
                                BANK NAME:                  America        America        America                      Petty
                                ACCOUNT #:                8188-4-00945   8765-7-60790   8765-0-60789   626-95S          Cash
                                             ----------   ------------   ------------   ------------ -------------  ---------
Beginning Bank Ledger Balance                 $      --    $      --      $      --      $        --   $      225    $      6

Receipts for Period                                           32,667          2,792            6,648

Disbursements for Period                                      32,667          2,792            6,648
                                              ---------   -------------   -----------   ------------   -----------   --------
Ending Bank Ledger Balance                    $      --   $       --      $      --      $        --   $      225    $      6
                                              =========   ==========      =========      ===========   ==========    ========

RECONCILIATION TO GENERAL LEDGER
    Ending Bank Ledger Balance                $      --   $       --      $       --     $        --   $      225    $      6

    Outstanding Checks                                                          480            3,817

    Deposits in Transit

    Other Reconciling Items                          41                         480               --
                                              ---------   ----------      ---------      -----------   ----------    --------
    Total Cash                                $      41   $       --      $      --      $    (3,817)  $      225    $      6
                                              =========   ==========      =========      ===========   ==========    ========

(1) Amounts are held in individual bank accounts specific for each owner/operators' deposit to Sather Trucking.

(2) Amount does not agree to cash per the September 25, 1999 balance sheet due to reclassifications of book overdrafts to payables in accordance with Generally Accepted Accounting Principles. Additionally, Favorite Brands International Holding Corp's cash is not included on the attached balance sheet.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the
                                  "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW

                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                                    Favorite Brands International, Inc.         Sather Trucking Corporation
                                           ------------------------------------------------ ------------------------------------
                                               Sathers          Sathers         Sathers              STC              STC
                                          United Prairie     United Prairie     Norwest         United Prairie   United Prairie
                             BANK NAME:    B   Bank               Bank                               Bank            Bank
                             ACCOUNT #:        40619             40897         273-0015886          040037         Various/1/
                                          ---------------    --------------   ------------     ----------------  ---------------
Beginning Bank Ledger Balance               $    179            $      1        $     (0)        $        63      $       213

Receipts for Period                            8,077                --               410               1,495

Disbursements for Period                       8,187                   1             410               1,524
                                          ---------------    --------------   ------------     ----------------  ---------------
Ending Bank Ledger Balance                  $     70            $   --          $     (0)        $        35      $       213
                                          ===============    ==============   ============     ================  ===============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
     Ending Bank Ledger Balance             $     70            $   --          $     (0)        $        35      $       213

     Outstanding Checks                          989                --                                   226

     Deposits in Transit                        --                  --                                  --

     Other Reconciling Items                       2                --                 0
                                          ---------------    --------------   ------------     ----------------  ---------------
     Total Cash                             $   (918)           $   --          $      0         $      (192)     $       213
                                          ===============    ==============   ============     ================  ===============

                                                                                                    Trolli Inc.
                                           -------------------------------------------------------------------------------------
                                              Trolli            Trolli          Trolli             Trolli           Trolli
                                             Bank of            Bank of         Bank of          First Union      1st National
                             BANK NAME:      America            America         America                         Bank in Creston
                             ACCOUNT #:    8765-7-62355       8765-9-62354     8765-5-61583     2851901387172        375162
                                          ---------------    --------------   ------------     ----------------  ---------------
Beginning Bank Ledger Balance                                                   $    (15)        $         4     Account Closed

Receipts for Period                           11,576                 830              (1)                        As of 4/30/99

Disbursements for Period                      11,576                 830              (9)                  2
                                          ---------------    --------------   ------------     ----------------  ---------------
Ending Bank Ledger Balance                  $   --              $   --          $     (7)        $         2      $    --
                                          ===============    ==============   ============     ================  ===============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
     Ending Bank Ledger Balance             $   --              $   --          $     (7)        $         2      $    --

     Outstanding Checks                          435                   9

     Deposits in Transit

     Other Reconciling Items                                           1
                                          ---------------    --------------   ------------     ----------------  ---------------
     Total Cash                             $   (435)           $     (8)       $     (7)        $         2      $    --
                                          ===============    ==============   ============     ================  ===============

                                                                       Trolli Inc.
                                          ---------------------------------------------------------------------
                                              Trolli            Trolli          Trolli             Trolli
                                          1st National        1st National                        Nova Scotia       Total/(2)/
                             BANK NAME:   Bank in Creston    Bank in Creston   Petty Cash           Bank
                             ACCOUNT #:      2025443            2025450                            1113212
                                          ---------------    ---------------  ------------     ----------------  ---------------
Beginning Bank Ledger Balance             Account Closed       $      2        $   --           $        17      $     8,960

Receipts for Period                        As of 6/30/99              5                                              319,571

Disbursements for Period                                              2                                              312,253
                                          ---------------    --------------   ------------     ----------------  ---------------
Ending Bank Ledger Balance                  $    --             $     5         $  --            $        17      $    16,278
                                          ===============    ==============   ============     ================  ===============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
     Ending Bank Ledger Balance             $    --             $     5         $  --            $        17      $    16,278

     Outstanding Checks                                                                                                10,063

     Deposits in Transit                                                                                                   (6)

     Other Reconciling Items                                                           1                                3,177
                                          ---------------    --------------   ------------     ----------------  ---------------
     Total Cash                             $    --             $     5         $      1         $        17      $     9,387
                                          ===============    ==============   ============     ================  ===============

(1) Amounts are held in individual bank accounts specific for each owner/operators' deposit to Sather Trucking.

(2) Amount does not agree to cash per the September 25, 1999 balance sheet due to reclassifications of book overdrafts to payables in accordance with Generally Accepted Accounting Principles. Additionally, Favorite Brands International Holding Corp.'s cash is not included on the attached balance sheet.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
        Aging of Accounts Receivable and Postpetition Accounts Payable
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
       International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW


               AGING OF ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE


    AGING OF ACCOUNTS RECEIVABLE
    ----------------------------
          0 - 30 days old                               $    55,773

          31 - 60 days old                                    3,512

          61 - 90 days old                                      711

          + 91 days old                                       1,202

          Other A/R                                          17,657
                                                       -------------

               Total Accounts Receivable                     78,855

               Allowance for doubtful accounts               17,268
                                                       -------------

               Accounts Receivable (Net)                $    61,587
                                                       =============


    AGING OF POSTPETITION ACCOUNTS PAYABLE
    --------------------------------------
          0 - 30 days old                               $    9,729

          31 - 60 days old                                     877

          61 - 90 days old                                      51

          + 91 days old                                        291
                                                       -------------

               Total Post Petition Accounts Payable     $   10,948
                                                       =============

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                    Statement of Payments to Professionals
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
       International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW




                                                                            Date of Court
                                                    Type of               Order Authorizing     Amount      Amount     Total Paid
                                                 Professional                  Payment         Approved      Paid        to Date
----------------------------------------    ---------------------------   -----------------   ---------    --------   ------------
Skadden, Arps, Slate, Meagher & Flom        debtor attorney                     N/A               N/A       $  106      $    707
Wasserstein Perella & Co.                   debtor financial advisors           N/A               N/A          240           523
Paul, Weiss, Rifkind, Wharton & Garrison    creditor committee attorney         N/A               N/A           37           156
Houlihan & Lokey                            financial advisors                  N/A               N/A          169           292
Arthur Andersen                             debtor accountants                  N/A               N/A          199           199


                                                                                              ---------    --------   ------------
Total Payments to Professionals                                                                $    -       $  751      $   1,877
                                                                                              =========    ========   ============